UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2019

IAC/INTERACTIVECORP

(Exact name of registrant as specified in charter)

Delaware	0-20570	59-2712887
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 314-7300

_________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	IAC	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On December 20, 2019, IAC/InterActiveCorp, a Delaware corporation (“IAC”), and Care.com, Inc., a Delaware corporation (“Care.com”), issued a joint press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”) by and among IAC, Buzz Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of IAC (“Merger Sub”), and Care.com, pursuant to which Merger Sub will commence a tender offer (the “Offer”) to acquire (i) all of the outstanding shares of common stock of Care.com at a price of $15.00 per share and (ii) all outstanding shares of convertible preferred stock of Care.com at a purchase price equal to 150% of the liquidation preference per share plus accrued and unpaid dividends. The Merger Agreement further provides that, upon the terms and subject to the conditions thereof, following completion of the Offer, Merger Sub will merge with and into Care.com, with Care.com surviving as a wholly owned subsidiary of IAC (the “Merger”). Completion of the Offer and the Merger is subject to customary closing conditions, including regulatory approvals and the tender of shares of common stock and convertible preferred stock representing at least a majority of the voting power of Care.com. A copy of the joint press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. Additional details regarding the terms of the Merger Agreement will be filed with the Securities and Exchange Commission (the “SEC”) separately.

Cautionary Statement on Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this document may contain “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The use of words such as “anticipates,” “hopes,” “may,” “should,” “intends,” “projects,” “estimates,” “expects,” “plans” and “believes,” among others, generally identify forward-looking statements. These forward-looking statements include, among others, statements relating to IAC’s or Care.com’s future financial performance, business prospects and strategy, including the Offer, the Merger, the ability to successfully complete such transactions and other similar matters. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, among others, the risks and uncertainties inherent in the Offer and the Merger, including, among other things, regarding how many of Care.com stockholders will tender their shares in the Offer, the possibility that competing offers will be made, the ability to obtain requisite regulatory approvals relating to the acquisition, the ability to satisfy the conditions to the closing of the Offer and the Merger, the expected timing of the Offer and the Merger, difficulties or unanticipated expenses in connection with integrating Care.com’s operations, products and employees into IAC’s and the possibility that anticipated synergies and other benefits of the transaction will not be realized in the amounts anticipated, within the expected timeframe or at all, the effect of the announcement of the Offer and the Merger on IAC’s and Care.com’s business relationships (including, without limitations, partners and customers), the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the expected tax treatment of the transaction, and the impact of the transaction on the businesses of IAC and Care.com, and other circumstances beyond IAC’s and Care.com’s control. You should not place undue reliance on these forward looking statements. Certain of these and other risks and uncertainties are discussed in IAC’s and Care.com’s filings with the SEC, including the Schedule TO (including the offer to purchase, letter of transmittal and related documents) IAC will file with the SEC, and the Solicitation/Recommendation Statement on Schedule 14D-9 Care.com will file with the SEC.

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Additional Information and Where to Find It

The Offer has not yet commenced. This document is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any shares of common or preferred stock of Care.com or any other securities, nor is it a substitute for the Offer materials that IAC and Merger Sub will file with the SEC upon commencement of the Offer. At the time the Offer is commenced, IAC and Merger Sub will file Offer materials on Schedule TO, including an offer to purchase, a letter of transmittal and related documents with the SEC, and Care.com will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the Offer. The offer to purchase all of the issued and outstanding shares of Care.com common and preferred stock will only be made pursuant to the offer to purchase, the letter of transmittal, and related documents filed as a part of the Schedule TO. THE OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS OF CARE.COM ARE URGED TO READ CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION SUCH HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES. The Offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by IAC will be available free of charge on IAC’s website. In addition, security holders of Care.com may obtain free copies of the Offer materials by contacting the information agent for the Offer that will be named in the Tender Offer Statement on Schedule TO. Copies of the documents filed with the SEC by Care.com will be available free of charge on Care.com’s website.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Joint Press Release issued on December 20, 2019 by IAC/InterActiveCorp and Care.com, Inc.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/INTERACTIVECORP

	By:	/s/ GREGG WINIARSKI
	Name:	Gregg Winiarski
	Title:	Executive Vice President,
General Counsel and Secretary

Date: December 20, 2019

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